UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 26, 2018

(Date of earliest event reported)

Phillips 66

(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2331 CityWest Boulevard Houston, Texas 77042
(Address of principal executive offices and zip code)

(281) 293-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 26, 2018, Phillips 66, a Delaware corporation (“Phillips 66”), entered into a Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated February 26, 2018 (the “Terms Agreement”), among Phillips 66, Phillips 66 Company, a Delaware corporation and wholly owned subsidiary of Phillips 66 (“Phillips 66 Company”), and the several Underwriters named in Schedule A to the Terms Agreement, relating to the underwritten public offering by Phillips 66 of $500,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2021 (the “2021 Notes”), $800,000,000 aggregate principal amount of its 3.900% Senior Notes due 2028 (the “3.900 Notes”) and $200,000,000 aggregate principal amount of its 4.875% Senior Notes due 2044 (the “2044 Notes” and, together with the 2021 Notes and the 2028 Notes, the “Notes”), in each case fully and unconditionally guaranteed by Phillips 66 Company, to be issued pursuant to the Indenture, dated as of March 12, 2012 (the “Indenture”), among Phillips 66, as issuer, Phillips 66 Company, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee. The terms of the Notes are further described in the prospectus supplement of Phillips 66 and Phillips 66 Company dated February 26, 2018, together with the related prospectus dated November 10, 2015, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on February 27, 2018, which description is incorporated herein by reference.

The 2044 Notes are an additional issuance of Phillips 66’s 4.875% Senior Notes due 2044 issued under the Indenture, pursuant to which Phillips 66 issued $1,500 million aggregate principal amount of 4.875% Senior Notes due 2044 on November 17, 2014 (the “Existing 2044 Notes”). The 2044 Notes are identical to, and will be treated as a single class of debt securities with, the Existing 2044 Notes under the Indenture.

A copy of the Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), the Indenture and the forms of the terms of Notes of each series have been filed as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively, to this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated February 26, 2018, among Phillips 66, Phillips 66 Company and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Indenture, dated as of March 12, 2012, among Phillips 66, as issuer, Phillips 66 Company, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of senior debt securities of Phillips 66 (incorporated by reference to Exhibit 4.3 to Amendment No. 3 to the Registration Statement on Form 10 filed by Phillips 66 with the SEC on April 5, 2012; File No. 001-35349).

4.2	Form of the terms of the 2021 Notes, including the form of the 2021 Note.

4.3	Form of the terms of the 2028 Notes, including the form of the 2028 Note.

4.4	Form of the terms of the 2044 Notes, including the form of the 2044 Note (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Phillips 66 dated November 12, 2014; File No. 001-35349).

5.1	Opinion of Bracewell LLP.

23.1	Consent of Bracewell LLP (included in Exhibit 5.1 hereto).

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS 66

Dated: March 1, 2018	By:	/s/ Paula A. Johnson Paula A. Johnson Executive Vice President